Norfolk Southern Corporation and Subsidiaries
Consolidated Statements of Income
(Unaudited)

	Second Quarter		First Six Months
	2019	2018	2019	2018
	($ in millions, except per share amounts)

Railway operating revenues
Merchandise	$1,756	$1,718	$3,442	$3,323
Intermodal	701	714	1,420	1,392
Coal	468	466	903	900
Total railway operating revenues	2,925	2,898	5,765	5,615

Railway operating expenses
Compensation and benefits	712	706	1,439	1,443
Purchased services and rents	418	430	842	831
Fuel	254	272	504	538
Depreciation	284	273	567	545
Materials and other	192	191	382	397
Total railway operating expenses	1,860	1,872	3,734	3,754

Income from railway operations	1,065	1,026	2,031	1,861

Other income – net	22	29	66	37
Interest expense on debt	153	131	302	267

Income before income taxes	934	924	1,795	1,631

Income taxes
Current	136	170	263	280
Deferred	76	44	133	89
Total income taxes	212	214	396	369

Net income	$722	$710	$1,399	$1,262

Earnings per share - diluted	$2.70	$2.50	$5.21	$4.43

Weighted average shares outstanding - diluted	267.1	283.7	268.3	284.8
See accompanying notes to consolidated financial statements.

Norfolk Southern Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income
(Unaudited)

	Second Quarter		First Six Months
	2019	2018	2019	2018
	($ in millions)

Net income	$722	$710	$1,399	$1,262
Other comprehensive income, before tax:
Pension and other postretirement benefits	5	8	10	1
Other comprehensive income (loss) of
equity investees	—	1	(1)	2
Other comprehensive income, before tax	5	9	9	3

Income tax expense related to items of
other comprehensive income	(2)	(2)	(3)	—

Other comprehensive income, net of tax	3	7	6	3

Total comprehensive income	$725	$717	$1,405	$1,265

See accompanying notes to consolidated financial statements.

Norfolk Southern Corporation and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	June 30,	December 31,
	2019	2018
	($ in millions)
Assets
Current assets:
Cash and cash equivalents	$274	$358
Accounts receivable – net	1,039	1,009
Materials and supplies	256	207
Other current assets	345	288
Total current assets	1,914	1,862

Investments	3,301	3,109
Properties less accumulated depreciation of $12,372
and $12,374, respectively	31,201	31,091
Other assets	756	177

Total assets	$37,172	$36,239

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,407	$1,505
Income and other taxes	270	255
Other current liabilities	373	246
Current maturities of long-term debt	401	585
Total current liabilities	2,451	2,591

Long-term debt	11,076	10,560
Other liabilities	1,738	1,266
Deferred income taxes	6,596	6,460

Total liabilities	21,861	20,877

Stockholders’ equity:
Common stock $1.00 per share par value, 1,350,000,000 shares authorized; outstanding 263,406,773 and 268,098,472 shares,
respectively, net of treasury shares	265	269
Additional paid-in capital	2,226	2,216
Accumulated other comprehensive loss	(557)	(563)
Retained income	13,377	13,440

Total stockholders’ equity	15,311	15,362

Total liabilities and stockholders’ equity	$37,172	$36,239
See accompanying notes to consolidated financial statements.

Norfolk Southern Corporation and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	First Six Months
	2019	2018
	($ in millions)
Cash flows from operating activities
Net income	$1,399	$1,262
Reconciliation of net income to net cash provided by operating activities:
Depreciation	567	546
Deferred income taxes	133	89
Gains and losses on properties	(7)	(14)
Changes in assets and liabilities affecting operations:
Accounts receivable	(30)	(92)
Materials and supplies	(49)	(38)
Other current assets	55	19
Current liabilities other than debt	(30)	134
Other – net	(86)	(80)

Net cash provided by operating activities	1,952	1,826

Cash flows from investing activities
Property additions	(979)	(836)
Property sales and other transactions	214	48
Investment purchases	(12)	(4)
Investment sales and other transactions	(75)	6

Net cash used in investing activities	(852)	(786)

Cash flows from financing activities
Dividends	(458)	(408)
Common stock transactions	18	15
Purchase and retirement of common stock	(1,050)	(700)
Proceeds from borrowings – net of issuance costs	1,054	543
Debt repayments	(750)	(750)

Net cash used in financing activities	(1,186)	(1,300)

Net decrease in cash, cash equivalents, and restricted cash	(86)	(260)

Cash, cash equivalents, and restricted cash
At beginning of year	446	690

At end of period	$360	$430

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest (net of amounts capitalized)	$271	$246
Income taxes (net of refunds)	215	126

See accompanying notes to consolidated financial statements.

Norfolk Southern Corporation and Subsidiaries
Consolidated Statements of Changes in Stockholders’ Equity
(Unaudited)

	Common Stock	Additional Paid-in Capital	Accum. Other Comprehensive Loss	Retained Income	Total
	($ in millions, except per share amounts)

Balance at December 31, 2018	$269	$2,216	$(563)	$13,440	$15,362

Comprehensive income:
Net income				677	677
Other comprehensive income			3		3
Total comprehensive income					680
Dividends on common stock,
$0.86 per share				(230)	(230)
Share repurchases	(3)	(22)		(475)	(500)
Stock-based compensation	1	19		(1)	19

Balance at March 31, 2019	267	2,213	(560)	13,411	15,331

Comprehensive income:
Net income				722	722
Other comprehensive income			3		3
Total comprehensive income					725
Dividends on common stock,
$0.86 per share				(228)	(228)
Share repurchases	(2)	(22)		(526)	(550)
Stock-based compensation		35		(2)	33

Balance at June 30, 2019	$265	$2,226	$(557)	$13,377	$15,311

See accompanying notes to consolidated financial statements.

Norfolk Southern Corporation and Subsidiaries
Consolidated Statements of Changes in Stockholders’ Equity
(Unaudited)

	Common Stock	Additional Paid-in Capital	Accum. Other Comprehensive Loss	Retained Income	Total
	($ in millions, except per share amounts)

Balance at December 31, 2017	$285	$2,254	$(356)	$14,176	$16,359

Comprehensive income:
Net income				552	552
Other comprehensive loss			(4)		(4)
Total comprehensive income					548
Dividends on common stock,
$0.72 per share				(205)	(205)
Share repurchases	(2)	(16)		(282)	(300)
Stock-based compensation	1	17		(2)	16
Reclassification of stranded
tax effects			(88)	88	—

Balance at March 31, 2018	284	2,255	(448)	14,327	16,418

Comprehensive income:
Net income				710	710
Other comprehensive income			7		7
Total comprehensive income					717
Dividends on common stock,
$0.72 per share				(203)	(203)
Share repurchases	(3)	(20)		(377)	(400)
Stock-based compensation		28		(1)	27

Balance at June 30, 2018	$281	$2,263	$(441)	$14,456	$16,559

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS:

1.     Stock Repurchase Program
We repurchased and retired 5.7 million shares and 4.8 million shares of common stock under our stock repurchase program in the first six months of 2019 and 2018, respectively, at a cost of $1.1 billion and $700 million, respectively. Since the beginning of 2006, we have repurchased and retired 191.3 million shares at a total cost of $15.2 billion.

2.     Leases
On January 1, 2019, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2016-02, "Leases (Topic 842)" which requires lessees to recognize right-of-use (ROU) assets and lease liabilities on the balance sheet for leases greater than twelve months. As a result of the adoption, the Consolidated Balance Sheet at June 30, 2019 includes the recognition of ROU assets of $586 million included in "Other assets," current lease liabilities of $98 million included in "Other current liabilities," and non-current lease liabilities of $488 million included in "Other liabilities."

3. Restricted Cash
The "Cash, cash equivalents, and restricted cash" line item in the Consolidated Statements of Cash Flows includes restricted cash of $86 million at June 30, 2019 and $88 million at December 31, 2018, reflecting deposits held by a third-party bond agent as collateral for certain debt obligations maturing in 2019. The restricted cash balance is included as part of "Other current assets" on the Consolidated Balance Sheets in both periods.

4. Reclassification of Stranded Tax Effects
In February 2018, the FASB issued ASU 2018-02, "Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income." We adopted the provisions of ASU 2018-02 in the first quarter of 2018 resulting in an increase to "Accumulated other comprehensive loss" of $88 million and a corresponding increase to "Retained income," with no impact on "Total stockholders' equity."